REVENUES 1 (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
Revenue from Contract with Customer [Abstract]
Cost to obtain contract with customers-current	¥ 1,091	$ 157	¥ 551
Cost to obtain contract with customers-non current	3,026	435	1,274
Contract liabilities-current	702,737	100,942	959,363
Contract liabilities-noncurrent	¥ 39,397	$ 5,659	¥ 36,037